UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-246263	20-4328784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

The Partnership wishes to disclose its press release dated July 27, 2006, furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 2.02, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Holdings, L.P.

	By:	Magellan Midstream Holdings
GP, LLC, its General Partner

Date: July 27, 2006	By:	/s/ Lonny E. Townsend
	Name:	Lonny E. Townsend
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Copy of the Partnership’s press release dated July 27, 2006.

MAGELLAN MIDSTREAM HOLDINGS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per unit amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2006	2005	2006
Transportation and terminals revenues	$126,215	$138,810	$239,189	$269,256
Product sales revenues	129,486	172,806	274,960	321,702
Affiliate management fee revenue	167	172	334	345

Total revenues	255,868	311,788	514,483	591,303
Costs and expenses:
Operating	51,056	54,311	95,044	105,158
Environmental	1,772	467	2,972	2,739
Product purchases	122,348	154,857	253,659	288,452
Depreciation and amortization	17,767	19,193	34,575	38,231
Affiliate general and administrative	15,255	16,405	30,316	31,908

Total costs and expenses	208,198	245,233	416,566	466,488
Equity earnings	804	946	1,322	1,665

Operating profit	48,474	67,501	99,239	126,480
Interest expense	13,542	13,353	28,087	26,751
Interest income	(2,534)	(1,425)	(4,843)	(2,881)
Minority interest expense	29,531	42,183	59,847	77,597
Write-off of unamortized debt placement fees	2,956	—	3,408	—
Debt placement fee amortization	505	489	1,152	977
Other (income) / expense	(1)	3	(300)	358

Net income	$4,475	$12,898	$11,888	$23,678

Allocation of net income:
Portion applicable to ownership interests for the period before completion of initial public offering on February 15, 2006		$—		$5,886
Portion applicable to partners’ interest for the period after initial public offering		12,898		17,792

Net income		$12,898		$23,678

Allocation of net income (loss) applicable to partners’ interest for the period after initial public offering:
Limited partners’ interest		$13,450		$18,544
General partner’s interest		(552)		(752)

Net income applicable to partners’ interest for the period after initial public offering		$12,898		$17,792

Basic and diluted net income per limited partner unit		$0.21		$0.30

Weighted average number of limited partner units outstanding used for basic and diluted net income per unit calculation		62,647		62,647

MAGELLAN MIDSTREAM HOLDINGS, L.P.

ALLOCATION OF NET INCOME

(In thousands, unless otherwise noted)

(Unaudited)

	Three Months Ended June 30, 2006	Six Months Ended June 30, 2006
Net income	$12,898	$23,678
Portion of net income applicable to partners’ interest for the period before initial public offering	—	5,886

Portion of net income applicable to partners’ interest for the period after initial public offering	12,898	17,792
Direct charges to the general partner:
Reimbursable general and administrative costs	553	754

Income before direct charges to general partner	13,451	18,546
General partner’s share of income	0.01%	0.01%

General partner’s allocated share of net income before direct charges	1	2
Direct charges to general partner	553	754

Net loss allocated to general partner	$(552)	$(752)

Portion of net income applicable to partners’ interest for the period after initial public offering	$12,898	$17,792
Less: net loss allocated to general partner	(552)	(752)

Net income allocated to limited partners	$13,450	$18,544